EXHIBIT 99.1
November 8, 2013

VIA EMAIL

TO:    Member Institutions in Illinois and Wisconsin

RE:    Results of 2013 Election of Federal Home Loan Bank of Chicago
Member and Independent Directors

The Federal Home Loan Bank of Chicago is pleased to announce the results of the 2013 election of Federal Home Loan Bank member and independent directors for member institutions in Illinois and Wisconsin. Please note that the Board of Directors had designated two public interest directors and one of the current public interest directors’ terms of service had expired and was up for re-election. The directors’ terms will begin on January 1, 2014.

MEMBER DIRECTORS

Illinois - One Member Director

Number of Members Eligible to Vote	489
Number of Members Casting Votes	224
Total Eligible Votes for Each Directorship	3,639,252

Votes
Received

Rosenbaum, Steven F. Chairman, President & Chief Executive Officer Term Expires: December 31, 2017 (Four year term)	Prospect Federal Savings Bank Worth, IL	1,263,346

Wisconsin - One Member Director

Number of Members Eligible to Vote	272
Number of Members Casting Votes	150
Total Eligible Votes for Each Directorship	1,758,659

Locke, E. David Chairman and Chief Executive Officer Term Expires: December 31, 2017 (Four year term)	McFarland State Bank McFarland, WI	858,230

*        *        *        *

INDEPENDENT DIRECTORS

Number of Members Eligible to Vote	761
Number of Members Casting Votes	324
Total Eligible Votes for Each Directorship	5,397,911

PUBLIC INTEREST DIRECTOR*
Votes
Received

White, Gregory A. President & Chief Executive Officer Term Expires: December 31, 2017 (Four year term)	LEARN Charter Schools Chicago, IL	2,202,904

*    See attached for consumer or community interest represented by this public interest director-elect.

OTHER INDEPENDENT DIRECTOR
Votes
Received

Eppli, Mark J. Interim James H. Keyes Dean of Business Administration/Robert B. Bell, Sr., Chair in Real Estate Term Expires: December 31, 2017 (Four year term)	Marquette University Milwaukee, WI	2,314,889

Enclosed for your information is a complete list of the voting results for the Seventh District. Thank you for participating in this year's election process. Your contribution ensures sound representation on our board of directors for the mutual benefit of the Bank and its member-stockholders.

Sincerely,

/s/ Peter E. Gutzmer

Peter E. Gutzmer
Executive Vice President,
General Counsel &
Corporate Secretary
PEG:sck
Enclosure

FEDERAL HOME LOAN BANK OF CHICAGO
2013 INDEPENDENT DIRECTOR ELECTION
SUMMARY OF PUBLIC INTEREST DIRECTOR QUALIFICATIONS

PUBLIC INTEREST DIRECTOR

White, Gregory A.

President & CEO
LEARN Charter Schools

Gregory A. White has been the President and Chief Executive Officer for LEARN Charter Schools located in Chicago, Illinois, from 2008 to present.  Mr. White was Vice President, Strategy and Operations, of The Chicago Community Trust, from 2006 to 2008.  He was Co-Founder and Partner, Chicago Venture Partners, LP, from 1998 to 2006, and President, Corporate Advisory Services, from 1995 to 2006.  Mr. White was also a Board Chairman of Learn Charter Schools for four years, a board Member for over ten years and Board Chairman of Lakefront Supportive Housing for three years, which merged into Mercy Housing, Inc., a giant in the affordable housing industry. As part of the board of directors for Lakefront Supportive Housing, the decision was made to merge with Mercy Housing, Inc. in order to grow the nationally recognized brand of supportive housing for homeless adults and families. He also served as Board Chairman, Citizens Advisory Board, Chicago Transit Authority, for three years.

Mr. White has served as a director of the Federal Home Loan Bank of Chicago since January, 2009, where he serves on the Public Policy and Human Resources and Compensation Committees. Mr. White also serves on Christ the King Jesuit College Prep High School and National Louis University.

Mr. White earned a Bachelor of Arts with Honors degree from Brown University, concentrating in Economics and Development Studies and his Master of Business Administration degree from Harvard Business School.

FEDERAL HOME LOAN BANK OF CHICAGO
RESULTS OF THE 2013 ELECTION OF FEDERAL
HOME LOAN BANK OF CHICAGO
MEMBER & INDEPENDENT DIRECTORS

ILLINOIS - MEMBER DIRECTOR RESULTS

NAME	VOTES	DOCKET #	INSTITUTION	CITY
Clements, Alice	143,600	55,179	Consumers Cooperative Credit Union	Waukegan
Karibian, Michael P.	290,454	15,512	Midland States Bank	Effingham
Rosenbaum, Steven F.*	1,263,346	691	Prospect Federal Savings Bank	Worth
Total Number of Votes Cast	1,697,400

WISCONSIN - MEMBER DIRECTOR RESULTS

NAME	VOTES	DOCKET #	INSTITUTION	CITY
Klockars, Robert W.	102,061	16,861	Walworth State Bank	Walworth
Locke, E. David*	858,230	9,863	McFarland State Bank	McFarland
Mucci, Robert A.	52,673	17,605	National Guardian Life Insurance Company	Madison
Total Number of Votes Cast	1,012,964

INDEPENDENT DIRECTOR RESULTS

NAME	VOTES	COMPANY	CITY
Eppli, Mark J.*	2,314,889	Marquette University	Milwaukee
White, Gregory A.* (Public Interest Director)	2,202,904	LEARN Charter Schools	Chicago
Total Number of Votes Cast	4,517,793

*     Elected to serve on the Board of Directors of the Federal Home Loan Bank of Chicago.